CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Legg Mason Partners Lifestyle Series, Inc. - Legg Mason Partners Variable Lifestyle Allocation 85% (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended January 31, 2007 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Lifestyle Series, Inc. -	Legg Mason Partners Lifestyle Series, Inc. -
Legg Mason Partners Variable	Legg Mason Partners Variable
Lifestyle Allocation 85%	Lifestyle Allocation 85%

/s/ R. Jay Gerken	/s/ Robert J. Brault
R. Jay Gerken Date: April 5, 2007	Robert J. Brault Date: April 5, 2007

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Legg Mason Partners Lifestyle Series, Inc. - Legg Mason Partners Variable Lifestyle Allocation 70% (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended January 31, 2007 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Lifestyle Series, Inc. -	Legg Mason Partners Lifestyle Series, Inc. -
Legg Mason Partners Variable	Legg Mason Partners Variable
Lifestyle Allocation 70%	Lifestyle Allocation 70%

/s/ R. Jay Gerken	/s/ Robert J. Brault
R. Jay Gerken Date: April 5, 2007	Robert J. Brault Date: April 5, 2007

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Legg Mason Partners Lifestyle Series, Inc. – Legg Mason Partners Variable Lifestyle Allocation 50% (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended January 31, 2007 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Lifestyle Series, Inc. –	Legg Mason Partners Lifestyle Series, Inc. –
Legg Mason Partners Variable	Legg Mason Partners Variable
Lifestyle Allocation 50%	Lifestyle Allocation 50%

/s/ R. Jay Gerken	/s/ Robert J. Brault
R. Jay Gerken Date: April 5, 2007	Robert J. Brault Date: April 5, 2007

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.